SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2013

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Waste Management, Inc. (the “Company”) issued a press release this morning announcing its financial results for the fourth quarter and full year ended December 31, 2012, a copy of which is attached hereto as Exhibit 99.1. The Company is holding a conference call to discuss these results beginning at 9:00 a.m. Central Time this morning. The call will be webcast live and may be heard by accessing the Investor Relations section of the Company’s website at www.wm.com. The call may also be heard by dialing (877) 710-6139 and entering access code 88156298. To access a replay telephonically, please dial (855) 859-2056 and use the replay conference ID number 88156298.

On the call, management of the Company is expected to discuss certain non-GAAP financial measures that are included in the Company’s press release. The Company has provided information regarding its use of such non-GAAP measures and reconciliations of such measures to their most comparable GAAP measures in the footnote and schedules to the press release.

In addition to the non-GAAP measures presented in the press release, management is also expected to discuss adjusted operating expenses as a percent of adjusted revenues, adjusted SG&A expenses, adjusted SG&A expenses as a percent of adjusted revenues and adjusted income from operations excluding depreciation and amortization. Management believes these non-GAAP measures provide investors with information to better enable them to evaluate the Company’s performance by excluding items that management believes are not representative of our performance or indicative of our results of operations. The reconciliation of these additional non-GAAP measures to the most directly comparable GAAP measures are shown below.

Reconciliation of Certain Non-GAAP Measures

(Dollars In Millions)

(Unaudited)

Adjusted Operating Expenses as a Percent of Adjusted Revenues	Quarters Ended December 31,
	2012	2011 (a)
As reported:
Operating revenues	$3,434	$3,406
Operating expenses	$2,224	$2,145

Adjustments:
Operating revenues—Oakleaf related integration activities	$8	$—
Operating expenses—Legal reserves and landfill operating costs	$(10)	$—
Operating expenses—Oakleaf related integration activities	$—	$(2)

As adjusted:
Operating revenues	$3,442	$3,406
Operating expenses	$2,214	$2,143

Adjusted Operating Expenses as a Percent of Adjusted Revenues	64.3%	62.9%

Reconciliation of Certain Non-GAAP Measures

(Dollars In Millions)

(Unaudited)

	Quarters Ended December 31,
Adjusted SG&A Expenses as a Percent of Adjusted Revenues	2012	2011 (a)
As reported:
Operating revenues	$3,434	$3,406
SG&A expenses	$356	$407

Adjustments:
Operating revenues—Oakleaf related integration activities	$8	$—
SG&A expenses—Oakleaf related integration activities	$(1)	$(2)
SG&A expenses—Litigation	$—	$(24)

As adjusted:
Operating revenues	$3,442	$3,406
SG&A expenses (b)	$355	$381

Adjusted SG&A Expenses as a Percent of Adjusted Revenues (c)	10.3%	11.2%

Adjusted Income from Operations	Quarter Ended December 31, 2012
Income from Operations, as reported	$484

Adjustments to Income from Operations:
Asset impairments, legal reserves and landfill operating costs	38
Restructuring charges and Oakleaf related integration activities	25

63

Adjusted Income from Operations	$547
Add back: Depreciation and Amortization	326

Further Adjusted Income from Operations, excl. Depreciation and Amortization	$873

(a)	Our financial results for the fourth quarter and full year 2011 were adjusted to exclude the impact of our then recently acquired Oakleaf operations. However, for purposes of this year-over-year comparison, we have included the impact of the Oakleaf operations in the results of both 2012 and 2011, except for certain integration costs.
(b)	Adjusted SG&A expenses for fourth quarter 2012 improved $26 million as compared with fourth quarter 2011.
(c)	Adjusted SG&A expenses as a percent of revenues for fourth quarter 2012 improved 90 basis points as compared with fourth quarter 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1:	Press Release dated February 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: February 14, 2013	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated February 14, 2013

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